CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-6A

$[483,392,100](Approximate)

Expected Investor Settlement Date: July 29, 2005

TERM SHEET ~ Version 1.0

July 22, 2005

DLJ Mortgage Capital, Inc.

Seller

Countrywide Home Loans Servicing LP

Select Portfolio Servicing, Inc.

Servicers

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator, Servicer and Back-up Servicer

Wilshire Credit Corporation

Special Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

Adjustable Rate Mortgage Trust 2005-6A		July 22, 2005
TERM SHEET	(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-3831 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-6A

Offered Certificates: $[483,392,100] (Approximate)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[2]	Type	Pricing Speed	Proj. Net Margin[3]	W.A. MTR	Exp’d Rating[4] S&P/Moody’s
1-A-1	$[193,605,000]	[TBD][5]	[2.96/3.25]	[1-96/1-359]	Sen/Floater	25 CPR	[1.568]%	[3]	AAA/Aaa
1-X	[Notional][6]	[TBD][7]	N/A	N/A	Sen/Inverse IO	25 CPR	[1.568]%	[3]	AAA/Aaa
2-A-1	$[182,690,000]	[TBD][8]	[3.08/3.36]	[1-97/1-359]	SuperSen/Floater	25 CPR	[2.347]%	[1]	AAA/Aaa
2-A-2	$[78,300,000]	[TBD][9]	[3.08/3.36]	[1-97/1-359]	SenSupport/Floater	25 CPR	[2.347]%	[1]	AAA/Aaa
2-PI	$[1][10]	[3.3807][11]	[8.07/29.91]	[97-97/359-359]	Sen/PO/Component	25 CPR	N/A	N/A	AAA/Aaa
2-X	[Notional][12]	[TBD][13]	N/A	N/A	Sen/Inverse IO/Component	25 CPR	[2.347]%	[1]	AAA/Aaa
AR	$[50]	[TBD][14]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	[NA]	[1.568]%	[3]	AAA/NR
AR-L	$[50]	[TBD][14]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	[NA]	[1.568]%	[3]	AAA/NR

Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_________________________

1The weighted average lives with respect to the Group 1 and Group 2 Certificates calculated to ‘Call’ assume the 10% optional termination for the related loan group is exercised on the first possible optional termination date and further assume the indicated Pricing Speed above.

2The principal windows with respect to the Group 1 and Group 2 Certificates calculated to ‘Call’ assume the 10% optional termination for the related loan group is exercised on the first possible optional termination date and further assume the indicated Pricing Speed above. The principal windows with respect to the Group 1 and Group 2 Certificates calculated to maturity ‘Mat’ do not assume such related 10% optional termination is exercised.

3Based on weighted average information on the assumed collateral for the related loan group as of the Cut-off Date.

4The Group 1 and Group 2 Certificates (other than the Class AR and Class AR-L) are expected to be rated by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). The Class AR and Class AR-L Certificates are expected to be rated by S&P only.

5The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 1 net funds cap, and (iii) [11.00]% (30/360, 0 day delay). After the first possible optional termination date for the group 1 loans, the Class 1-A-1 certificate margin will increase to twice the original margin.

6These certificates will not receive any distributions of principal, but will accrue interest on the Class 1-X notional amount, which with respect to any date of determination will equal the aggregate principal balance of the mortgage loans in loan group 1. The initial Class 1-X notional amount will be approximately $[208,736,329].

7The initial pass-through rate on the Class 1-X Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-X Certificates will equal the excess, if any, of (x) the group 1 net funds cap, over (y) the pass-through rate on the Class 1-A-1 Certificates for that distribution date.

8The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-A-1 certificate margin will increase to twice the original margin.

9The initial pass-through rate on the Class 2-A-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-A-2 certificate margin will increase to twice the original margin.

10The class principal balance of the Class 2-PI Certificates will accrete based on the application of certain amounts of negative amortization, as described under “Summary—Application of Net Deferred Interest.”

11The initial pass-through rate on the Class 2-PI Certificates is expected to be approximately [3.3807]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-PI Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

12These certificates will not receive any distributions of principal, but will accrue interest on the Class 2-X notional amount, which with respect to any date of determination will equal the aggregate principal balance of the mortgage loans in loan group 2. The initial Class 2-X notional amount will be approximately $[283,992,805].

13The initial pass-through rate on the Class 2-X Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-X Certificates will equal the product of (a) the excess, if any, of (x) the group 2 net funds cap, over (y) the weighted average of the pass-through rates on the Class 2-A-1 and Class 2-A-2 Certificates for that distribution date and (b) a fraction, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 30.

14The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [__]% per annum.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-6A

Offered Certificates (cont.)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[2]	Type	Pricing Speed and Assumption	Proj. Net Margin[3]	W.A. MTR	Exp’d Rating[4] S&P/ Moody’s
1-B-1	$[6,155,000]	[TBD][5]	[5.41/6.11]	[1-96/1-359]	Sub/Floater	25 CPR	[1.568]%	[3]	[AA/Aa2]
1-B-2	$[3,235,000]	[TBD][6]	[5.41/6.11]	[1-96/1-359]	Sub/Floater	25 CPR	[1.568]%	[3]	[A/A3]
1-B-3	$[2,085,000]	[TBD][7]	[5.41/6.11]	[1-96/1-359]	Sub/Floater	25 CPR	[1.568]%	[3]	[BBB-/Baa2]
2-B-1	$[9,087,000]	[TBD][8]	[5.54/6.21]	[1-97/1-359]	Sub/Floater	25 CPR	[2.347]%	[1]	[AA/Aa3]
2-B-2	$[4,685,000]	[TBD][9]	[5.54/6.21]	[1-97/1-359]	Sub/Floater	25 CPR	[2.347]%	[1]	[A+/A3]
2-B-3	$[3,550,000]	[TBD][10]	[5.54/6.21]	[1-97/1-359]	Sub/Floater	25 CPR	[2.347]%	[1]	[BBB/Baa3]

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[2]	Type	Pricing Speed and Assumption	Proj. Net Margin[3]	W.A. MTR	Exp’d Rating[4] S&P/ Moody’s
1-B-4	$[1,150,000]	[TBD][11]	[5.41/6.11]	[1-96/1-359]	Sub/Floater	25 CPR	[1.568]%	[3]	[BB/Ba2]
1-B-5	$[1,460,000]	[TBD][12]	[5.41/6.11]	[1-96/1-359]	Sub/Floater	25 CPR	[1.568]%	[3]	[B/NR]
1-B-6	$[1,046,229]	[TBD][13]	[5.41/6.11]	[1-96/1-359]	Sub/Floater	25 CPR	[1.568]%	[3]	NR/NR
2-B-4	$[2,275,000]	[TBD][14]	[5.54/6.21]	[1-97/1-359]	Sub/Floater	25 CPR	[2.347]%	[1]	[BB/NR]
2-B-5	$[1,990,000]	[TBD][15]	[5.54/6.21]	[1-97/1-359]	Sub/Floater	25 CPR	[2.347]%	[1]	[B/NR]
2-B-6	$[1,415,804]	[TBD][16]	[5.54/6.21]	[1-97/1-359]	Sub/Floater	25 CPR	[2.347]%	[1]	NR/NR
P	$[0][17]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR

_________________________

1The weighted average lives with respect to the Group 1 and Group 2 Certificates calculated to ‘Call’ assume the 10% optional termination for the related loan group is exercised on the first possible optional termination date and further assume the indicated Pricing Speed above.

2The principal windows with respect to the Group 1 and Group 2 Certificates calculated to ‘Call’ assume the 10% optional termination for the related loan group is exercised on the first possible optional termination date and further assume the indicated Pricing Speed above. The principal windows with respect to the Group 1 and Group 2 Certificates calculated to maturity ‘Mat’ do not assume such related 10% optional termination is exercised.

3Based on weighted average information on the assumed collateral for the related loan group as of the Cut-off Date.

4The Class 1-B Certificates and the Class 2-B Certificates (each as defined herein, and other than the Class 1-B-6 Certificates and Class 2-B-6 Certificates) may be rated by one or more rating agencies.

5The initial pass-through rate on the Class 1-B-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-B-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 1 net funds cap, and (iii) [11.00]% (30/360, 0 day delay). After the first possible optional termination date for the group 1 loans, the Class 1-B-1 certificate margin will increase by 0.50%.

6The initial pass-through rate on the Class 1-B-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-B-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 1 net funds cap, and (iii) [11.00]% (30/360, 0 day delay). After the first possible optional termination date for the group 1 loans, the Class 1-B-2 certificate margin will increase by 0.50%.

7The initial pass-through rate on the Class 1-B-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-B-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 1 net funds cap, and (iii) [11.00]% (30/360, 0 day delay). After the first possible optional termination date for the group 1 loans, the Class 1-B-3 certificate margin will increase by 0.50%.

8The initial pass-through rate on the Class 2-B-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-B-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-B-1 certificate margin will increase by 0.50%.

9The initial pass-through rate on the Class 2-B-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-B-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-B-2 certificate margin will increase by 0.50%.

10The initial pass-through rate on the Class 2-B-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-B-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-B-3 certificate margin will increase by 0.50%.

11The initial pass-through rate on the Class 1-B-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-B-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 1 net funds cap, and (iii) [11.00]% (30/360, 0 day delay). After the first possible optional termination date for the group 1 loans, the Class 1-B-4 certificate margin will increase by 0.50%.

12The initial pass-through rate on the Class 1-B-5 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-B-5 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 1 net funds cap, and (iii) [11.00]% (30/360, 0 day delay). After the first possible optional termination date for the group 1 loans, the Class 1-B-5 certificate margin will increase by 0.50%.

13The initial pass-through rate on the Class 1-B-6 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-B-6 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 1 net funds cap, and (iii) [11.00]% (30/360, 0 day delay). After the first possible optional termination date for the group 1 loans, the Class 1-B-6 certificate margin will increase by 0.50%.

14The initial pass-through rate on the Class 2-B-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-B-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-B-4 certificate margin will increase by 0.50%.

15The initial pass-through rate on the Class 2-B-5 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-B-5 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-B-5 certificate margin will increase by 0.50%.

16The initial pass-through rate on the Class 2-B-6 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-B-6 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 2 net funds cap, and (iii) [10.50]% (ACT/360, 0 day delay). After the first possible optional termination date for the group 2 loans, the Class 2-B-6 certificate margin will increase by 0.50%.

17The Class P Certificates will receive prepayment penalty premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

I. SUMMARY

Title of Series	Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-6A.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Seller	DLJ Mortgage Capital, Inc.
Servicers	Countrywide Home Loans Servicing LP, Select Portfolio Servicing, Inc. (“SPS”) (see “SPS servicing risk” herein) and Wells Fargo Bank N.A., (“Wells Fargo”).
Back-up Servicer	Wells Fargo (only with respect to the SPS-serviced mortgage loans).
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.

Mortgage Pool

[1,492] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[492,729,133.68] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust monthly or semi-annually based on an index plus a margin. The mortgage pool consists of two groups of mortgage loans. Group 1 is comprised of mortgage loans with an initial fixed rate period of one month and six months. Group 2 is comprised of mortgage loans with an initial fixed rate period of one month and three months.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[549]	$[208,736,328.55]
Group 2	[943]	$[283,992,805.13]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

Approximately [88.34]% of the group 1 mortgage loans do not provide for any payments of principal prior to ten years from the date of origination.

The mortgage interest rate on each mortgage loan in loan group 2 adjusts monthly, however the monthly payment on each such mortgage loan adjusts annually. Therefore, increases in the related index will cause a larger portion of the monthly payment to be allocated to interest and a smaller portion to principal. In some cases, the interest due on the mortgage loan may exceed the monthly payment. Any such excess will be added to the outstanding principal balance of the mortgage loan in the form of “negative amortization.”

Information contained herein reflects the July 1, 2005 cut-off date scheduled balances. Collateral information contained herein is indicative. On the closing date, the aggregate principal balance of the mortgage loans in loan group 1 will equal the aggregate principal balance of the Group 1 Certificates and the aggregate principal balance of the mortgage loans in loan group 2 will equal the aggregate principal balance of the Group 2 Certificates.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

[Prefunding Amount]	[Approximately [10]%].
[Capitalized Interest Account]	[TBD]
Cut-off Date	July 1, 2005.
Closing Date	On or about July 29, 2005.
Investor Settlement Date	On or about July 29, 2005.
Distribution Dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in August 2005.
Scheduled Final Distribution Date	The distribution date in [November 2035]. The actual final distribution date could be substantially earlier.
Maturity Date	[November 25, 2035].
Offered Certificates

Class 1-A-1, Class 1-X, Class AR and Class AR-L Certificates (the “Group 1 Senior Certificates”);

Class 2-A-1, Class 2-A-2, Class 2-PI and Class 2-X Certificates (the “Group 2 Senior Certificates” and together with the Group 1 Senior Certificates, the “Senior Certificates”);

Class 1-B-1, Class 1-B-2 and Class 1-B-3 (the “Group 1 Subordinate Offered Certificates”); and

Class 2-B-1, Class 2-B-2 and Class 2-B-3 (the “Group 2 Subordinate Offered Certificates” and together with the Group 1 Subordinate Offered Certificates, the “Subordinate Offered Certificates” and together with the Senior Certificates, the “Offered Certificates”).

Privately Placed Certificates

Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates (the “Group 1 Subordinate Private Certificates and together with the Group 1 Subordinated Offered Certificates, the “Class 1-B Certificates”);

Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates (the “Group 2 Subordinate Private Certificates and together with the Group 2 Subordinated Offered Certificates, the “Class 2-B Certificates” and together with the Class 1-B Certificates, the “Class B Certificates”); and

Class P Certificates (together with the Group 1 Subordinate Private Certificates and the Group 2 Subordinate Private Certificates, the “Privately Placed Certificates” and together with the Offered Certificates, the “Certificates”).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

Form of Offered Certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum Denominations

The Offered Certificates, other than the Class 1-X, Class 2-X, Class AR and Class AR-L Certificates, will be issued in minimum denominations (by initial certificate principal balance) of $25,000 and integral multiples of $1 in excess thereof. The Class 1-X and Class 2-X Certificates will be issued in minimum denominations (by initial notional amount) of $100,000 and integral multiples of $1 in excess thereof. The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual Periods

For any distribution date and any class of Offered Certificates, other than the Class 1-X, Class 2-PI, Class 2-X, Class AR and Class AR-L Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date. For any distribution date and the Class 1-X, Class 2-PI, Class 2-X, Class AR and Class AR-L Certificates, the calendar month immediately preceding that distribution date.

Day Count

For any distribution date and any class of Group 2 Certificates (other than the Class 2-PI and Class 2-X Certificates) interest will be calculated on the basis of a 360-day year and the actual number of days elapsed in each accrual period. For any distribution date and the Group 1 Certificates, Class 2-PI Certificates and Class 2-X Certificates, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Delay Days

For any distribution date and any class of Offered Certificates, other than the Class 1-X, Class 2-PI, Class 2-X, Class AR and Class AR-L Certificates, 0 days. For any distribution date and the Class 1-X, Class 2-PI, Class 2-X, Class AR and Class AR-L Certificates, 24 days.

Optional Termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 1 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1 Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 2 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 2 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 2 Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above. Certain Class B Certificates may be rated by Moody’s and/or S&P.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

ERISA Considerations

[The Senior Certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement. The Class B Certificates will not be eligible for purchase by such plans or retirement arrangements other than with assets of insurance company general accounts. Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement. However, investors should consult with their counsel with respect to consequences under ERISA and the Internal Revenue Code of such a plan’s acquisitions and ownership of such Offered Certificates.]

Federal Income Tax Consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund). The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC. These certificates will generally be treated as representing ownership of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting. In addition, the Offered Certificates, other than the Class AR and Class AR-L Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund. For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal Investment

When issued, or after the applicable prefunding period, if any, the Offered Certificates, other than the [Class 1-B-2, Class 1-B-3, Class 2-B-1 and Class 2-B-3] Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”), so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and Interest Advancing

Each servicer (or if a servicer fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

Application of Net Deferred Interest

Net deferred interest caused by negative amortization with respect to the group 2 mortgage loans for a given month may reduce the accrued certificate interest payable on one or more classes of the Class 2-A-1, Class 2-A-2 or Class 2-B Certificates for the applicable distribution date. Net deferred interest with respect to any distribution date will be an amount equal to the excess, if any, of the aggregate deferred interest for the group 2 mortgage loans for such distribution date, over the principal prepayment amount for the group 2 mortgage loans for the related prepayment period. Deferred interest with respect to each group 2 mortgage loan and any distribution date will be an amount equal to the excess, if any, of interest accrued on such mortgage loan during the related interest period, over the monthly payment for such mortgage loan due on the related due date.

The amount of net deferred interest allocated to any class of Class 2-A-1, Class 2-A-2 or Class 2-B Certificates will be equal to the excess, if any, of (i) the interest amount such class would have otherwise received on that distribution date at a per annum rate equal to the least of (x) the sum of one-month LIBOR for that distribution date plus the related margin, (y) the group 2 net funds cap (without any adjustment to account for negative amortization), and (z) [10.50]%, over (ii) interest for such class at a per annum rate equal to the group 2 net funds cap as adjusted to account for negative amortization, as described in the prospectus supplement.

The net deferred interest allocated to each such class of Class 2-A-1, Class 2-A-2 or Class 2-B Certificates, if any, will be added to the certificate principal balance of that class. In addition, the amount of net deferred interest in excess of the total amount allocated to the Class 2-A-1, Class 2-A-2 and Class 2-B Certificates on any distribution date will be added to the certificate principal balance of the Class 2-PI Certificates.

Compensating Interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing Transfer

It is anticipated that on or about [September 1], 2005, the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

SPS Servicing Risk

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service. Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS. Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law. The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose. As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court. On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non-judicial foreclosure, and (ii) an obligation of foreclosure trustees to (x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners. A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law. This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations. At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders. As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies. No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future. It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future. Any such change or revisions may have a material impact on the future income from SPS’s operations.

The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the Offered Certificates, losses on the Offered Certificates, or any combination of these events. In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

On January 21, 2005, SPS announced that SPS and its shareholders have signed a letter of intent with Credit Suisse First Boston (USA), Inc. and its affiliate, DLJ Mortgage Capital, pursuant to which the parties expect to enter into a strategic agreement. Under the terms of the proposed agreement, should it be executed, Credit Suisse First Boston (USA), Inc. will have an option to acquire all the outstanding stock of SPS’s parent from the current shareholders. The option, should one be issued, expires on July 31, 2005. In addition, DLJ Mortgage Capital has agreed to sell to SPS mortgage servicing rights relating to mortgage loans with a principal balance of up to approximately $3.1 billion prior to June 30, 2005 (a portion of which has already been sold to SPS), plus an additional $3 billion over the following six months if the option described above is not exercised by Credit Suisse First Boston (USA), Inc.

The proposed option transaction is subject to the negotiation and execution of the mutually acceptable definitive documentation and the satisfaction of other conditions and there can be no assurance that the proposed option transaction will be consummated. The option, should one be issued, will be exercisable at the sole and absolute discretion of Credit Suisse First Boston (USA), Inc. and will be subject to due diligence, the approval of Credit Suisse First Boston (USA), Inc.’s senior management and the satisfaction of other conditions and there can be no assurances that the option will be exercised.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

               II. CREDIT ENHANCEMENT

Subordination and Application of Realized Losses

The Senior Certificates related to each loan group will receive distributions of interest and principal before the related Class B Certificates are entitled to receive distributions of interest or principal. Realized Losses other than Excess Losses (described below) will be allocated to the subordinate certificates of the related loan group in reverse order of principal priority, until the Class Principal Balance of the related certificates has been reduced to zero, and then to the senior certificates of the related group, pro rata, according to and in reduction of their Class Principal Balances; provided, however, with respect to the Group 2 Certificates, Realized Losses on the group 2 loans that would otherwise be allocated to the Class 2-A-1 Certificates and Class 2-A-2 Certificates will instead be allocated first, to the Class 2-A-2 Certificates, until its Class Principal Balance has been reduced to zero and second, to the Class 2-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

Credit Enhancement Percentages

For any certificate on any distribution date, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the related Class B Certificates subordinate to that certificate and the denominator of which is the aggregate loan group balance for the related mortgage loans for such distribution date.

Initial Group 1 Credit Enhancement Percentages:
Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[7.25]
1-B-1	[4.30]
1-B-2	[2.75]
1-B-3	[1.75]
1-B-4	[1.20]
1-B-5	[0.50]
1-B-6	[0.00]
*Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

Initial Group 2 Credit Enhancement Percentages:
Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[8.10]
2-B-1	[4.90]
2-B-2	[3.25]
2-B-3	[2.00]
2-B-4	[1.20]
2-B-5	[0.50]
2-B-6	[0.00]
*Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

Shifting of Interests

Except as described below, the Senior Certificates for each loan group will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [tenth] anniversary of the first distribution date. During the next four years, the related Senior Certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these Senior Certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the related subordinate percentage before the [third] anniversary of the first distribution date is greater than or equal to twice the related subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the related subordinate classes will receive 50% of their pro rata share of the related principal prepayments. If the related subordinate percentage on or after the [third] anniversary of the first distribution date is greater than or equal to twice the related subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the related subordinate classes will receive 100% of their pro rata share of the related principal prepayments.

Coverage for Excess Losses

The Class B Certificates will provide limited protection to the related classes of certificates of higher relative priority against Excess Losses. Excess Losses are Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount for the related loan group, Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount for the related loan group and Fraud Losses in excess of the Fraud Loss Coverage Amount for the related loan group, each as described in the prospectus supplement. On each distribution date, Excess Losses with respect to principal will be allocated pro rata among the Certificates in the related group, based on their respective Class Principal Balances.

III.	DISTRIBUTIONS
Available Distribution Amount

For any distribution date and each of the group 1 and group 2 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable, and in the case of the group 2 mortgage loans, negative amortization, if any, as described above under “Summary—Application of Net Deferred Interest” (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties, and certain pay-aheads; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

Priority of Distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.     First, to the related Senior Certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances (and with respect to the Group 2 Senior Certificates, less net deferred interest allocated thereto as described above under “Summary—Application of Net Deferred Interest”); provided, however, that notwithstanding the foregoing, accrued interest to be distributed to the Class 1-X Certificates, or Class 2-X Certificates, as applicable, will be reduced to the extent necessary to fund amounts required to pay any basis risk shortfalls on the other related Senior Certificates and the related Class B Certificates as described in the prospectus supplement;

2.     Second, to the related Senior Certificates (other than the Class 1-X and Class 2-X Certificates), as principal, the related senior principal distribution amount as described below under the heading “—Distributions of Principal”

3.     Third, to each class of related Class B Certificates, first interest (and with respect to the Class 2-B Certificates, less net deferred interest allocated thereto as described above under “Summary—Application of Net Deferred Interest”) and then principal in increasing order of numerical class designation; and

4.     Fourth, to the Class AR or Class AR-L Certificates, as applicable, the remainder (which is expected to be zero).

Distribution of Principal

The priorities and amounts of distributions of principal on the Certificates on any distribution date, including any distributions made pro rata among certain classes of Certificates, will be made based on the class principal balances of the Certificates after application of any negative amortization amount for such distribution date.

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal sequentially in the following order: first, pro rata, to the Class AR Certificates and Class AR-L Certificates, until their respective class principal balances are reduced to zero, and then, to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero. The Class 1-X Certificates will not be entitled to any payments in respect of principal.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal sequentially in the following order: first, pro rata, to the Class 2-A-1 Certificates and Class 2-A-2 Certificates, until their respective class principal balances are reduced to zero and then, to the Class 2-PI Certificates, until its class principal balance has been reduced to zero. The Class 2-X Certificates will not be entitled to any payments in respect of principal.

On each distribution date, an amount up to the amount of the related subordinate principal distribution amount for that distribution date will be distributed as principal to the related Class B Certificates, to the extent of the aggregate related available funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Class B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the related subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class 1-B-1 and Class 2-B-1 Certificates, as applicable, until each class of subordinate certificates has received its respective pro rata share of the related subordinate principal distribution amount for that distribution date.

[Basis Risk Reserve Fund]	[On or before the closing date, the depositor may make a deposit to a basis risk reserve fund which would be used on any distribution date to cover basis risk shortfalls on the Offered Certificates.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A	July 22, 2005
TERM SHEET	(212) 538-3831

[Interest Rate Caps]

[On or before the closing date, the trustee, acting on behalf of the trust, will enter into one or more interest rate cap agreements with [Credit Suisse First Boston International], as counterparty, whereby in each case, in consideration for a one-time payment by the trust to the cap counterparty on the closing date, the cap counterparty will agree to make certain payments, as described below, on each interest rate cap agreement payment date. Payments under the interest rate cap agreements will be available to cover basis risk shortfalls on the Class 2-A-1 and Class 2-A-2 Certificates. The first and last payment dates for the interest rate cap agreements will occur on the dates specified in the prospectus supplement.

Under the interest rate cap agreements, the cap counterparty will agree to make payments on each payment date equal to the product of (i) a fraction, the numerator of which is the actual number of days elapsed since the immediately preceding interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment date, the closing date) through, but not including, the current interest rate cap agreement payment date, subject to the “Modified Following” Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) the related notional amount (as set forth in the related annex for such scheduled interest rate cap agreement payment date) and (iii) the percentage equal to the difference between (1) the lesser of (a) the Index Rate for such period and (b) the percentage specified in the prospectus supplement and (2) the related cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the applicable cap strike rate, then the payment amount due under such interest rate cap agreement will be zero. Generally, the “Index Rate” will be the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3750 two London banking days prior to the first day of the related accrual period for the interest rate cap agreement or, if such rate does not appear on the Telerate Page 3750, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Any amounts received by the trust administrator under each interest rate cap agreement will be deposited to a related account established by the trust administrator. Amounts paid under the interest rate cap agreements not used on any distribution date to pay Basis Risk Shortfalls on the related Certificates will remain on deposit in the related interest rate cap account and may be available on future distribution dates to make the payments described in the preceding paragraph; provided, however, that such amounts will be paid into and distributed out of a separate trusts created pursuant to the pooling and servicing agreement for the benefit of the related Certificates. [However, at no time will the amount on deposit in an interest rate cap account exceed the deposit amount. The “deposit amount” will be calculated on each distribution date, after giving effect to withdrawals from the interest rate cap account on that distribution date and distributions and allocation of losses on the related certificates on such date, and will equal [___________]. Amounts on deposit in the interest rate cap account in excess of the deposit amount will be distributed to the Class 2-X Certificates.]

Unless terminated earlier, the interest rate cap agreements will terminate on the date specified in the prospectus supplement. Both the trustee and the cap counterparty will have the right to terminate the interest rate cap agreements for certain reasons set forth in the documentation associated with each interest rate cap agreements, including, without limitation, the related ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder. Although it is not anticipated that there will be amounts payable by the trust, certain amounts may be payable by the trust under the interest rate cap agreements from funds otherwise distributable to the holders of the certificates as a result of such termination.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 11, 2005
TERM SHEET	(212) 538-3831

IV.	CAP NOTIONAL SCHEDULE
Trust to buy a Corridor Cap:	i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:	1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike:	See Schedule below
Ceiling Strike:	See Schedule below
Uncaps security to:	10.50%
Initial Notional:	$260,990,000
Basis	Act/360
Pricing Speed:	18 cpr
Close Date:	07/29/2005
1st Pay Date:	08/25/2005
Maturity:	4/25/2017
Period	Date	Notional Balance	LIBOR Strike	LIBOR Cap	Corridor (bps)

1	8/25/2005	260,990,000	3.429%	10.173%	674.4
2	9/25/2005	256,285,474	8.222%	10.173%	195.1
3	10/25/2005	252,894,959	9.239%	10.173%	93.4
4	11/25/2005	249,710,770	8.931%	10.173%	124.2
5	12/25/2005	246,567,757	9.239%	10.173%	93.4
6	1/25/2006	243,465,335	8.931%	10.173%	124.2
7	2/25/2006	240,402,930	8.931%	10.173%	124.2
8	3/25/2006	237,379,974	9.923%	10.173%	25.0
9	4/25/2006	234,366,628	8.931%	10.173%	124.2
10	5/25/2006	231,392,327	9.239%	10.173%	93.4
11	6/25/2006	228,456,417	8.931%	10.173%	124.2
12	7/25/2006	225,557,372	9.239%	10.173%	93.4
13	8/25/2006	222,665,569	8.931%	10.173%	124.2
14	9/25/2006	219,811,433	8.931%	10.173%	124.2
15	10/25/2006	216,994,425	9.239%	10.173%	93.4
16	11/25/2006	214,214,017	8.931%	10.173%	124.2
17	12/25/2006	211,469,687	9.240%	10.173%	93.3
18	1/25/2007	208,760,923	8.931%	10.173%	124.2
19	2/25/2007	206,087,219	8.931%	10.173%	124.2
20	3/25/2007	203,448,077	9.923%	10.173%	25.0
21	4/25/2007	200,817,195	8.931%	10.173%	124.2
22	5/25/2007	198,203,533	9.240%	10.173%	93.3
23	6/25/2007	195,623,929	8.931%	10.173%	124.2
24	7/25/2007	193,072,817	9.240%	10.173%	93.3
25	8/25/2007	190,526,757	8.931%	10.173%	124.2
26	9/25/2007	188,012,836	8.931%	10.173%	124.2
27	10/25/2007	185,532,010	9.240%	10.173%	93.3
28	11/25/2007	183,083,805	8.931%	10.173%	124.2
29	12/25/2007	180,664,108	9.240%	10.173%	93.3
30	1/25/2008	177,968,516	8.931%	10.173%	124.2
31	2/25/2008	174,780,866	8.931%	10.173%	124.2
32	3/25/2008	171,642,227	9.569%	10.173%	60.4
33	4/25/2008	168,517,796	8.931%	10.173%	124.2
34	5/25/2008	165,375,842	9.239%	10.173%	93.4
35	6/25/2008	162,282,698	8.931%	10.173%	124.2
36	7/25/2008	159,219,494	9.239%	10.173%	93.4
37	8/25/2008	156,203,574	8.931%	10.173%	124.2
38	9/25/2008	153,174,777	8.931%	10.173%	124.2
39	10/25/2008	150,196,880	9.239%	10.173%	93.4
40	11/25/2008	147,267,783	8.931%	10.173%	124.2
41	12/25/2008	144,385,815	9.239%	10.173%	93.4
42	1/25/2009	141,550,835	8.931%	10.173%	124.2
43	2/25/2009	138,763,605	8.931%	10.173%	124.2
44	3/25/2009	136,023,336	9.923%	10.173%	25.0
45	4/25/2009	133,329,255	8.931%	10.173%	124.2
46	5/25/2009	130,680,600	9.239%	10.173%	93.4
47	6/25/2009	128,076,622	8.931%	10.173%	124.2
48	7/25/2009	125,516,585	9.239%	10.173%	93.4
49	8/25/2009	122,999,762	8.931%	10.173%	124.2
50	9/25/2009	120,525,444	8.931%	10.173%	124.2
51	10/25/2009	118,092,927	9.239%	10.173%	93.4
52	11/25/2009	115,701,524	8.931%	10.173%	124.2
53	12/25/2009	113,721,991	9.239%	10.173%	93.4
54	1/25/2010	111,775,600	8.931%	10.173%	124.2
55	2/25/2010	109,861,801	8.931%	10.173%	124.2
56	3/25/2010	107,980,056	9.923%	10.173%	25.0
57	4/25/2010	106,129,832	8.931%	10.173%	124.2
58	5/25/2010	104,310,608	9.239%	10.173%	93.4
59	6/25/2010	102,521,869	8.931%	10.173%	124.2
60	7/25/2010	100,763,110	9.239%	10.173%	93.4
61	8/25/2010	99,033,834	8.931%	10.173%	124.2
62	9/25/2010	97,333,552	8.931%	10.173%	124.2
63	10/25/2010	95,661,784	9.239%	10.173%	93.4
64	11/25/2010	94,018,057	8.931%	10.173%	124.2

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 22, 2005
TERM SHEET	(212) 538-3831

CAP NOTIONAL SCHEDULE (CONT.)

65	12/25/2010	92,401,905	9.239%	10.173%	93.4
66	1/25/2011	90,812,872	8.931%	10.173%	124.2
67	2/25/2011	89,250,507	8.931%	10.173%	124.2
68	3/25/2011	87,714,368	9.923%	10.173%	25.0
69	4/25/2011	86,204,020	8.931%	10.173%	124.2
70	5/25/2011	84,719,035	9.239%	10.173%	93.4
71	6/25/2011	83,258,992	8.931%	10.173%	124.2
72	7/25/2011	81,823,478	9.239%	10.173%	93.4
73	8/25/2011	80,412,085	8.931%	10.173%	124.2
74	9/25/2011	79,024,412	8.931%	10.173%	124.2
75	10/25/2011	77,660,067	9.239%	10.173%	93.4
76	11/25/2011	76,318,661	8.931%	10.173%	124.2
77	12/25/2011	74,999,814	9.239%	10.173%	93.4
78	1/25/2012	73,703,152	8.931%	10.173%	124.2
79	2/25/2012	72,428,305	8.931%	10.173%	124.2
80	3/25/2012	71,174,912	9.569%	10.173%	60.4
81	4/25/2012	69,942,616	8.931%	10.173%	124.2
82	5/25/2012	68,731,067	9.239%	10.173%	93.4
83	6/25/2012	67,539,919	8.931%	10.173%	124.2
84	7/25/2012	66,368,835	9.239%	10.173%	93.4
85	8/25/2012	65,217,480	8.931%	10.173%	124.2
86	9/25/2012	64,085,527	8.931%	10.173%	124.2
87	10/25/2012	62,972,653	9.239%	10.173%	93.4
88	11/25/2012	61,878,541	8.931%	10.173%	124.2
89	12/25/2012	60,802,880	9.239%	10.173%	93.4
90	1/25/2013	59,745,361	8.931%	10.173%	124.2
91	2/25/2013	58,705,684	8.931%	10.173%	124.2
92	3/25/2013	57,683,553	9.923%	10.173%	25.0
93	4/25/2013	56,678,674	8.931%	10.173%	124.2
94	5/25/2013	55,690,761	9.239%	10.173%	93.4
95	6/25/2013	54,719,532	8.931%	10.173%	124.2
96	7/25/2013	53,764,710	9.239%	10.173%	93.4
97	8/25/2013	52,826,021	8.931%	10.173%	124.2
98	9/25/2013	51,903,196	8.931%	10.173%	124.2
99	10/25/2013	50,995,972	9.239%	10.173%	93.4
100	11/25/2013	50,104,089	8.931%	10.173%	124.2
101	12/25/2013	49,227,291	9.239%	10.173%	93.4
102	1/25/2014	48,365,328	8.931%	10.173%	124.2
103	2/25/2014	47,517,952	8.931%	10.173%	124.2
104	3/25/2014	46,684,920	9.923%	10.173%	25.0
105	4/25/2014	45,865,994	8.931%	10.173%	124.2
106	5/25/2014	45,060,938	9.239%	10.173%	93.4
107	6/25/2014	44,269,521	8.931%	10.173%	124.2
108	7/25/2014	43,491,516	9.239%	10.173%	93.4
109	8/25/2014	42,726,700	8.931%	10.173%	124.2
110	9/25/2014	41,974,852	8.931%	10.173%	124.2
111	10/25/2014	41,235,756	9.239%	10.173%	93.4
112	11/25/2014	40,509,201	8.931%	10.173%	124.2
113	12/25/2014	39,794,976	9.239%	10.173%	93.4
114	1/25/2015	39,092,876	8.931%	10.173%	124.2
115	2/25/2015	38,402,699	8.931%	10.173%	124.2
116	3/25/2015	37,724,245	9.923%	10.173%	25.0
117	4/25/2015	37,057,320	8.931%	10.173%	124.2
118	5/25/2015	36,401,730	9.239%	10.173%	93.4
119	6/25/2015	35,757,288	8.931%	10.173%	124.2
120	7/25/2015	35,123,806	9.239%	10.173%	93.4
121	8/25/2015	34,501,101	8.931%	10.173%	124.2
122	9/25/2015	33,888,994	8.931%	10.173%	124.2
123	10/25/2015	33,287,307	9.239%	10.173%	93.4
124	11/25/2015	32,695,868	8.931%	10.173%	124.2
125	12/25/2015	32,114,503	9.239%	10.173%	93.4
126	1/25/2016	31,543,046	8.931%	10.173%	124.2
127	2/25/2016	30,981,330	8.931%	10.173%	124.2
128	3/25/2016	30,429,192	9.569%	10.173%	60.4
129	4/25/2016	29,886,474	8.931%	10.173%	124.2
130	5/25/2016	29,353,016	9.239%	10.173%	93.4
131	6/25/2016	28,828,665	8.931%	10.173%	124.2
132	7/25/2016	28,313,267	9.239%	10.173%	93.4
133	8/25/2016	27,806,674	8.931%	10.173%	124.2
134	9/25/2016	27,308,738	8.931%	10.173%	124.2
135	10/25/2016	26,819,313	9.239%	10.173%	93.4
136	11/25/2016	26,338,258	8.931%	10.173%	124.2
137	12/25/2016	25,865,433	9.239%	10.173%	93.4
138	1/25/2017	25,400,699	8.931%	10.173%	124.2
139	2/25/2017	24,943,922	8.931%	10.173%	124.2
140	3/25/2017	24,494,967	9.923%	10.173%	25.0
141	4/25/2017	24,053,704	8.931%	10.173%	124.2

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

V.	BOND PROFILES

BOND PROFILES TO CALL*:

	15 CPR / Call (Y)	20 CPR / Call (Y)	22 CPR / Call (Y)	25 CPR / Call (Y)	27 CPR / Call (Y)	30 CPR / Call (Y)	35 CPR / Call (Y)	40 CPR / Call (Y)

1A1	Run to Call
WAL	5.13	3.82	3.44	2.96	2.71	2.39	1.97	1.65
Principal Window	Aug05 - Nov18	Aug05 - Oct15	Aug05 - Oct14	Aug05 - Jul13	Aug05 - Nov12	Aug05 - Jan12	Aug05 - Nov10	Aug05 - Jan10
Principal # Months	160	123	111	96	88	78	64	54

Group 1 Subordinate Classes	Run to Call
WAL	8.95	6.70	6.09	5.41	5.06	4.59	3.94	3.43
Principal Window	Aug05 - Nov18	Aug05 - Oct15	Aug05 - Oct14	Aug05 - Jul13	Aug05 - Nov12	Aug05 - Jan12	Aug05 - Nov10	Aug05 - Jan10
Principal # Months	160	123	111	96	88	78	64	54

2A1	Run to Call
WAL	5.30	3.95	3.56	3.08	2.80	2.47	2.03	1.70
Principal Window	Aug05 - Nov18	Aug05 - Sep15	Aug05 - Oct14	Aug05 - Aug13	Aug05 - Dec12	Aug05 - Feb12	Aug05 - Jan11	Aug05 - Mar10
Principal # Months	160	122	111	97	89	79	66	56

Group 2 Subordinate Classes	Run to Call
WAL	9.09	6.87	6.24	5.54	5.19	4.70	4.07	3.51
Principal Window	~Aug05 - Nov18	~Aug05 - Sep15	~Aug05 - Oct14	~Aug05 - Aug13	~Aug05 - Dec12	~Aug05 - Feb12	~Aug05 - Jan11	~Aug05 - Mar10
Principal # Months	160	122	111	97	89	79	66	56

BOND PROFILES TO MATURITY*:

	15 CPR / Call (N)	20 CPR / Call (N)	22 CPR / Call (N)	25 CPR / Call (N)	27 CPR / Call (N)	30 CPR / Call (N)	35 CPR / Call (N)	40 CPR / Call (N)

1A1	Run to Maturity
WAL	5.53	4.16	3.76	3.25	2.97	2.62	2.17	1.82
Principal Window	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35
Principal # Months	359	359	359	359	359	359	359	359

Group 1 Subordinate Classes	Run to Maturity
WAL	9.83	7.45	6.82	6.11	5.74	5.25	4.57	4.04
Principal Window	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - May35
Principal # Months	359	359	359	359	359	359	359	358

2A1	Run to Maturity
WAL	5.71	4.29	3.88	3.36	3.07	2.70	2.22	1.86
Principal Window	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Feb35
Principal # Months	359	359	359	359	359	359	359	355

Group 2 Subordinate Classes	Run to Maturity
WAL	9.99	7.64	6.96	6.21	5.85	5.32	4.66	4.08
Principal Window	~Aug05 - Jun35	~Aug05 - Jun35	~Aug05 - Jun35	~Aug05 - Jun35	~Aug05 - Jun35	~Aug05 - Jun35	~Aug05 - Jun35	~Aug05 - Jun35
Principal # Months	359	359	359	359	359	359	359	359

*Assumes:

1 Month LIBOR:	3.409%
6 Month LIBOR:	3.830%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

VI. NET FUNDS CAP

Group 1 – Flat LIBOR*

Note: All Group 1 LIBOR Certificates are subject to an [11.00]% hard cap.

Period	Distribution	Day	AFC	Period	Distribution	Day	AFC
	Date	Count	30/360		Date	Count	30/360

1	25-Aug-05	27	4.456	37	25-Aug-08	31	5.337
2	25-Sep-05	31	4.540	38	25-Sep-08	31	5.337
3	25-Oct-05	30	4.537	39	25-Oct-08	30	5.337
4	25-Nov-05	31	5.255	40	25-Nov-08	31	5.337
5	25-Dec-05	30	5.281	41	25-Dec-08	30	5.337
6	25-Jan-06	31	5.289	42	25-Jan-09	31	5.337
7	25-Feb-06	31	5.289	43	25-Feb-09	31	5.337
8	25-Mar-06	28	5.289	44	25-Mar-09	28	5.337
9	25-Apr-06	31	5.289	45	25-Apr-09	31	5.337
10	25-May-06	30	5.335	46	25-May-09	30	5.337
11	25-Jun-06	31	5.338	47	25-Jun-09	31	5.337
12	25-Jul-06	30	5.338	48	25-Jul-09	30	5.337
13	25-Aug-06	31	5.338	49	25-Aug-09	31	5.337
14	25-Sep-06	31	5.338	50	25-Sep-09	31	5.337
15	25-Oct-06	30	5.338	51	25-Oct-09	30	5.337
16	25-Nov-06	31	5.338	52	25-Nov-09	31	5.337
17	25-Dec-06	30	5.338	53	25-Dec-09	30	5.337
18	25-Jan-07	31	5.338	54	25-Jan-10	31	5.337
19	25-Feb-07	31	5.338	55	25-Feb-10	31	5.337
20	25-Mar-07	28	5.338	56	25-Mar-10	28	5.337
21	25-Apr-07	31	5.338	57	25-Apr-10	31	5.337
22	25-May-07	30	5.338	58	25-May-10	30	5.337
23	25-Jun-07	31	5.338	59	25-Jun-10	31	5.337
24	25-Jul-07	30	5.338	60	25-Jul-10	30	5.336
25	25-Aug-07	31	5.338	61	25-Aug-10	31	5.336
26	25-Sep-07	31	5.338	62	25-Sep-10	31	5.336
27	25-Oct-07	30	5.338	63	25-Oct-10	30	5.336
28	25-Nov-07	31	5.338	64	25-Nov-10	31	5.336
29	25-Dec-07	30	5.338	65	25-Dec-10	30	5.336
30	25-Jan-08	31	5.337	66	25-Jan-11	31	5.336
31	25-Feb-08	31	5.337	67	25-Feb-11	31	5.336
32	25-Mar-08	29	5.337	68	25-Mar-11	28	5.336
33	25-Apr-08	31	5.337	69	25-Apr-11	31	5.336
34	25-May-08	30	5.337	70	25-May-11	30	5.336
35	25-Jun-08	31	5.337	71	25-Jun-11	31	5.336
36	25-Jul-08	30	5.337	72	25-Jul-11	30	5.336

*Assumes:

1 Month LIBOR:	3.409%
6 Month LIBOR:	3.830%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

NET FUNDS CAP (CONT.)

Group 2 – Flat LIBOR*

Note: All Group 2 LIBOR Certificates are subject to an [10.50]% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act0/360		Date	Count	30/360	Act0/360

1	25-Aug-05	27	3.381	3.756	37	25-Aug-08	31	5.757	5.571
2	25-Sep-05	31	5.344	5.172	38	25-Sep-08	31	5.757	5.571
3	25-Oct-05	30	5.756	5.756	39	25-Oct-08	30	5.757	5.757
4	25-Nov-05	31	5.756	5.570	40	25-Nov-08	31	5.757	5.571
5	25-Dec-05	30	5.756	5.756	41	25-Dec-08	30	5.757	5.757
6	25-Jan-06	31	5.756	5.570	42	25-Jan-09	31	5.757	5.571
7	25-Feb-06	31	5.756	5.570	43	25-Feb-09	31	5.757	5.571
8	25-Mar-06	28	5.756	6.167	44	25-Mar-09	28	5.757	6.168
9	25-Apr-06	31	5.756	5.570	45	25-Apr-09	31	5.757	5.571
10	25-May-06	30	5.756	5.756	46	25-May-09	30	5.757	5.757
11	25-Jun-06	31	5.756	5.570	47	25-Jun-09	31	5.757	5.572
12	25-Jul-06	30	5.756	5.756	48	25-Jul-09	30	5.757	5.757
13	25-Aug-06	31	5.756	5.570	49	25-Aug-09	31	5.757	5.572
14	25-Sep-06	31	5.756	5.570	50	25-Sep-09	31	5.757	5.572
15	25-Oct-06	30	5.756	5.756	51	25-Oct-09	30	5.757	5.757
16	25-Nov-06	31	5.756	5.570	52	25-Nov-09	31	5.758	5.572
17	25-Dec-06	30	5.756	5.756	53	25-Dec-09	30	5.758	5.758
18	25-Jan-07	31	5.756	5.570	54	25-Jan-10	31	5.758	5.572
19	25-Feb-07	31	5.756	5.571	55	25-Feb-10	31	5.758	5.572
20	25-Mar-07	28	5.756	6.167	56	25-Mar-10	28	5.758	6.169
21	25-Apr-07	31	5.756	5.571	57	25-Apr-10	31	5.758	5.572
22	25-May-07	30	5.756	5.756	58	25-May-10	30	5.758	5.758
23	25-Jun-07	31	5.756	5.571	59	25-Jun-10	31	5.758	5.573
24	25-Jul-07	30	5.756	5.756	60	25-Jul-10	30	5.759	5.759
25	25-Aug-07	31	5.756	5.571	61	25-Aug-10	31	5.759	5.573
26	25-Sep-07	31	5.756	5.571	62	25-Sep-10	31	5.759	5.573
27	25-Oct-07	30	5.757	5.757	63	25-Oct-10	30	5.759	5.759
28	25-Nov-07	31	5.757	5.571	64	25-Nov-10	31	5.759	5.573
29	25-Dec-07	30	5.757	5.757	65	25-Dec-10	30	5.759	5.759
30	25-Jan-08	31	5.757	5.571	66	25-Jan-11	31	5.759	5.573
31	25-Feb-08	31	5.757	5.571	67	25-Feb-11	31	5.759	5.573
32	25-Mar-08	29	5.757	5.955	68	25-Mar-11	28	5.759	6.170
33	25-Apr-08	31	5.757	5.571	69	25-Apr-11	31	5.759	5.573
34	25-May-08	30	5.757	5.757	70	25-May-11	30	5.759	5.759
35	25-Jun-08	31	5.757	5.571	71	25-Jun-11	31	5.759	5.573
36	25-Jul-08	30	5.757	5.757	72	25-Jul-11	30	5.759	5.759

*Assumes:

1 Month LIBOR:	3.409%
6 Month LIBOR:	3.830%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

NET FUNDS CAP (CONT.)

Group 1 – Stressed LIBOR*

Note: All Group 1 LIBOR Certificates are subject to an [11.00]% hard cap.

Period	Distribution	Day	AFC	Period	Distribution	Day	AFC
	Date	Count	30/360		Date	Count	30/360

1	25-Aug-05	27	4.456	37	25-Aug-08	31	11.425
2	25-Sep-05	31	5.422	38	25-Sep-08	31	11.425
3	25-Oct-05	30	5.456	39	25-Oct-08	30	11.425
4	25-Nov-05	31	10.612	40	25-Nov-08	31	11.425
5	25-Dec-05	30	10.744	41	25-Dec-08	30	11.425
6	25-Jan-06	31	10.805	42	25-Jan-09	31	11.425
7	25-Feb-06	31	10.811	43	25-Feb-09	31	11.425
8	25-Mar-06	28	10.811	44	25-Mar-09	28	11.425
9	25-Apr-06	31	10.812	45	25-Apr-09	31	11.425
10	25-May-06	30	10.914	46	25-May-09	30	11.425
11	25-Jun-06	31	10.938	47	25-Jun-09	31	11.425
12	25-Jul-06	30	10.939	48	25-Jul-09	30	11.426
13	25-Aug-06	31	10.939	49	25-Aug-09	31	11.426
14	25-Sep-06	31	10.940	50	25-Sep-09	31	11.426
15	25-Oct-06	30	10.940	51	25-Oct-09	30	11.426
16	25-Nov-06	31	11.041	52	25-Nov-09	31	11.426
17	25-Dec-06	30	11.065	53	25-Dec-09	30	11.426
18	25-Jan-07	31	11.065	54	25-Jan-10	31	11.426
19	25-Feb-07	31	11.066	55	25-Feb-10	31	11.426
20	25-Mar-07	28	11.066	56	25-Mar-10	28	11.426
21	25-Apr-07	31	11.066	57	25-Apr-10	31	11.426
22	25-May-07	30	11.167	58	25-May-10	30	11.427
23	25-Jun-07	31	11.190	59	25-Jun-10	31	11.427
24	25-Jul-07	30	11.191	60	25-Jul-10	30	11.427
25	25-Aug-07	31	11.191	61	25-Aug-10	31	11.427
26	25-Sep-07	31	11.191	62	25-Sep-10	31	11.427
27	25-Oct-07	30	11.191	63	25-Oct-10	30	11.427
28	25-Nov-07	31	11.291	64	25-Nov-10	31	11.427
29	25-Dec-07	30	11.315	65	25-Dec-10	30	11.427
30	25-Jan-08	31	11.315	66	25-Jan-11	31	11.427
31	25-Feb-08	31	11.315	67	25-Feb-11	31	11.427
32	25-Mar-08	29	11.315	68	25-Mar-11	28	11.428
33	25-Apr-08	31	11.315	69	25-Apr-11	31	11.428
34	25-May-08	30	11.401	70	25-May-11	30	11.428
35	25-Jun-08	31	11.424	71	25-Jun-11	31	11.428
36	25-Jul-08	30	11.424	72	25-Jul-11	30	11.428

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 25%CPR.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

NET FUNDS CAP (CONT.)

Group 2 – Stressed LIBOR*

Note: All Group 2 LIBOR Certificates are subject to an [10.50]% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act0/360		Date	Count	30/360	Act0/360

1	25-Aug-05	27	3.381	3.756	37	25-Aug-08	31	9.566	9.258
2	25-Sep-05	31	8.834	8.549	38	25-Sep-08	31	9.566	9.258
3	25-Oct-05	30	9.566	9.566	39	25-Oct-08	30	9.566	9.566
4	25-Nov-05	31	9.566	9.258	40	25-Nov-08	31	9.566	9.258
5	25-Dec-05	30	9.566	9.566	41	25-Dec-08	30	9.566	9.566
6	25-Jan-06	31	9.566	9.258	42	25-Jan-09	31	9.566	9.258
7	25-Feb-06	31	9.566	9.258	43	25-Feb-09	31	9.566	9.258
8	25-Mar-06	28	9.566	10.250	44	25-Mar-09	28	9.566	10.250
9	25-Apr-06	31	9.566	9.258	45	25-Apr-09	31	9.566	9.258
10	25-May-06	30	9.566	9.566	46	25-May-09	30	9.566	9.566
11	25-Jun-06	31	9.566	9.258	47	25-Jun-09	31	9.566	9.258
12	25-Jul-06	30	9.566	9.566	48	25-Jul-09	30	9.566	9.566
13	25-Aug-06	31	9.566	9.258	49	25-Aug-09	31	9.566	9.258
14	25-Sep-06	31	9.566	9.258	50	25-Sep-09	31	9.566	9.258
15	25-Oct-06	30	9.566	9.566	51	25-Oct-09	30	9.566	9.566
16	25-Nov-06	31	9.567	9.258	52	25-Nov-09	31	9.566	9.258
17	25-Dec-06	30	9.567	9.567	53	25-Dec-09	30	9.566	9.566
18	25-Jan-07	31	9.567	9.258	54	25-Jan-10	31	9.566	9.258
19	25-Feb-07	31	9.567	9.258	55	25-Feb-10	31	9.566	9.258
20	25-Mar-07	28	9.567	10.250	56	25-Mar-10	28	9.566	10.250
21	25-Apr-07	31	9.567	9.258	57	25-Apr-10	31	9.566	9.258
22	25-May-07	30	9.567	9.567	58	25-May-10	30	9.566	9.566
23	25-Jun-07	31	9.567	9.258	59	25-Jun-10	31	9.566	9.258
24	25-Jul-07	30	9.567	9.567	60	25-Jul-10	30	9.566	9.566
25	25-Aug-07	31	9.567	9.258	61	25-Aug-10	31	9.566	9.258
26	25-Sep-07	31	9.567	9.258	62	25-Sep-10	31	9.566	9.258
27	25-Oct-07	30	9.567	9.567	63	25-Oct-10	30	9.566	9.566
28	25-Nov-07	31	9.567	9.258	64	25-Nov-10	31	9.566	9.258
29	25-Dec-07	30	9.567	9.567	65	25-Dec-10	30	9.566	9.566
30	25-Jan-08	31	9.567	9.258	66	25-Jan-11	31	9.566	9.258
31	25-Feb-08	31	9.567	9.258	67	25-Feb-11	31	9.566	9.258
32	25-Mar-08	29	9.567	9.896	68	25-Mar-11	28	9.566	10.250
33	25-Apr-08	31	9.566	9.258	69	25-Apr-11	31	9.566	9.258
34	25-May-08	30	9.566	9.566	70	25-May-11	30	9.566	9.566
35	25-Jun-08	31	9.566	9.258	71	25-Jun-11	31	9.566	9.258
36	25-Jul-08	30	9.566	9.566	72	25-Jul-11	30	9.566	9.566

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 25%CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

NET FUNDS CAP (CONT.)

Group 2 – Stressed LIBOR* with Cap (see “Interest Rate Caps” pages 12 to 13)

Note: All Group 2 LIBOR Certificates are subject to an [10.50]% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act0/360		Date	Count	30/360	Act0/360

1	25-Aug-05	27	9.450	10.500	37	25-Aug-08	31	10.850	10.500
2	25-Sep-05	31	10.850	10.500	38	25-Sep-08	31	10.850	10.500
3	25-Oct-05	30	10.500	10.500	39	25-Oct-08	30	10.500	10.500
4	25-Nov-05	31	10.850	10.500	40	25-Nov-08	31	10.850	10.500
5	25-Dec-05	30	10.500	10.500	41	25-Dec-08	30	10.500	10.500
6	25-Jan-06	31	10.850	10.500	42	25-Jan-09	31	10.850	10.500
7	25-Feb-06	31	10.850	10.500	43	25-Feb-09	31	10.850	10.500
8	25-Mar-06	28	9.800	10.500	44	25-Mar-09	28	9.800	10.500
9	25-Apr-06	31	10.850	10.500	45	25-Apr-09	31	10.850	10.500
10	25-May-06	30	10.500	10.500	46	25-May-09	30	10.500	10.500
11	25-Jun-06	31	10.850	10.500	47	25-Jun-09	31	10.850	10.500
12	25-Jul-06	30	10.500	10.500	48	25-Jul-09	30	10.500	10.500
13	25-Aug-06	31	10.850	10.500	49	25-Aug-09	31	10.850	10.500
14	25-Sep-06	31	10.850	10.500	50	25-Sep-09	31	10.850	10.500
15	25-Oct-06	30	10.500	10.500	51	25-Oct-09	30	10.500	10.500
16	25-Nov-06	31	10.850	10.500	52	25-Nov-09	31	10.850	10.500
17	25-Dec-06	30	10.500	10.500	53	25-Dec-09	30	10.500	10.500
18	25-Jan-07	31	10.850	10.500	54	25-Jan-10	31	10.850	10.500
19	25-Feb-07	31	10.850	10.500	55	25-Feb-10	31	10.850	10.500
20	25-Mar-07	28	9.800	10.500	56	25-Mar-10	28	9.800	10.500
21	25-Apr-07	31	10.850	10.500	57	25-Apr-10	31	10.850	10.500
22	25-May-07	30	10.500	10.500	58	25-May-10	30	10.500	10.500
23	25-Jun-07	31	10.850	10.500	59	25-Jun-10	31	10.850	10.500
24	25-Jul-07	30	10.500	10.500	60	25-Jul-10	30	10.500	10.500
25	25-Aug-07	31	10.850	10.500	61	25-Aug-10	31	10.850	10.500
26	25-Sep-07	31	10.850	10.500	62	25-Sep-10	31	10.850	10.500
27	25-Oct-07	30	10.500	10.500	63	25-Oct-10	30	10.500	10.500
28	25-Nov-07	31	10.850	10.500	64	25-Nov-10	31	10.850	10.500
29	25-Dec-07	30	10.500	10.500	65	25-Dec-10	30	10.500	10.500
30	25-Jan-08	31	10.850	10.500	66	25-Jan-11	31	10.850	10.500
31	25-Feb-08	31	10.850	10.500	67	25-Feb-11	31	10.850	10.500
32	25-Mar-08	29	10.150	10.500	68	25-Mar-11	28	9.800	10.500
33	25-Apr-08	31	10.850	10.500	69	25-Apr-11	31	10.850	10.500
34	25-May-08	30	10.500	10.500	70	25-May-11	30	10.500	10.500
35	25-Jun-08	31	10.850	10.500	71	25-Jun-11	31	10.850	10.500
36	25-Jul-08	30	10.500	10.500	72	25-Jul-11	30	10.500	10.500

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 18%CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

VII.	CONTACTS
ARMs TRADING DESK
Contact		Phone	Fax	E-mail
Mark Tecotzky Managing Director – ARM Trading		212-538-3831	212-743-5384	mark.tecotzky@csfb.com
John Vibert Directore - ARM Trading		212-538-3831	TBD	john.vibert@csfb.com
Patrick Gallagher Vice President - ARM Structuring		212-538-3831	212-743-2749	patrick.gallagher@csfb.com
James Buccola Analyst		212-538-3831	212-743-4863	james.buccola@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
Peter J. Sack Director	212-325-7892	212-743-5261	peter.sack@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Bryan Gallagher Vice President	212-325-0317	212-743-4877	bryan.gallagher@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4876	michael.depalma@csfb.com

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-6A		July 21, 2005
TERM SHEET	(212) 538-3831

VIII.	COLLATERAL SUMMARY

NOTE: Information contained herein reflects the July 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[4.821]%	Total Loan Balance	$[208,736,328.55]
Net WAC	[4.456]%	Average Loan Balance	$[380,211.89]
WA Gross Margin	[1.933]%	Maximum Loan Balance	$[1,999,999.99]
WA Net Margin	[1.568]%	California Concentration	[50.00]%
Index: 1 Month LIBOR	[14.14]%	Northern CA Concentration	[16.89]%
6 Month LIBOR	[85.86]%	Southern CA Concentration	[33.11]%
		WA Original LTV	[73.62]%
		WA Credit Score	[734]
WA Months to Reset	[3]	Full/Alt Doc*	[34.01]%
Interest Only Loans	[88.34]%	Reduced Doc*	[55.13]%
WAM	[354]	Prepayment Penalties	[3.71]%

Loan Group 2 Collateral Details
Gross WAC	[3.769]%	Total Loan Balance	$[283,992,805.13]
Net WAC	[3.381]%	Average Loan Balance	$[301,158.86]
WA Gross Margin	[2.735]%	Maximum Loan Balance	$[2,000,000.00]
WA Net Margin	[2.347]%	California Concentration	[39.99]%
Index: 1 Month LIBOR	[100.00]%	Northern CA Concentration	[16.15]%
6 Month LIBOR	[0.00]%	Southern CA Concentration	[23.84]%
		WA Original LTV	[75.16]%
		WA Credit Score	[710]
WA Months to Reset	[1]	Full/Alt Doc*	[28.04]%
Interest Only Loans	[0.00]%	Reduced Doc*	[49.24]%
WAM	[357]	Prepayment Penalties	[17.86]%

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.